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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 24, 2000

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)

Delaware                            0-20763                        42-1407240
(State or Other                   (Commission                   (IRS Employer
Jurisdiction of Incorporation)    File Number)          Identification Number)

               McLeodUSA Technology Park
               6400 C Street S.W., P.O. Box 3177
               Cedar Rapids, IA                         52406-3177
               (Address of Principal                    (Zip Code)
               Executive Offices)

       Registrant's telephone number, including area code: (319) 364-0000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

McLeodUSA Incorporated today announced that it intends to increase the size of its proposed senior secured credit facilities to $1.3 billion from the $1 billion size announced on April 12, 2000. McLeodUSA plans to use the additional amount to replace debt of McLeodUSA or its subsidiaries that it intends to retire.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2000                     McLEODUSA INCORPORATED


                                        By: /s/ Randall Rings
                                            -----------------
                                            Randall Rings
                                            Vice President, Secretary and
                                            General Counsel